UNAUDITED PRO FORMA FINANCIAL DATA

   The following unaudited pro forma financial data gives effect to the Acquisitions, the Branch Sales, the issuances of the Holdings Preferred Stock and the Holdings 9 1/8% Senior Subordinated Notes and the Offering. The Branch Purchases and the Home Federal Acquisition have not been reflected in the pro forma financial data because such transactions are not material either individually or in the aggregate.

   The following pro forma financial data as of and for the six months ended June 30, 1996 are based on (i) the historical consolidated statement of financial condition of Holdings giving effect to the Cal Fed Acquisition, the issuance of the Holdings Preferred Stock and the Offering as if such transactions occurred on June 30, 1996, and (ii) the historical consolidated statement of operations of Holdings for the six months ended June 30, 1996 giving effect to the Cal Fed Acquisition, the SFFed Acquisition, the LMUSA 1996 Purchase, the Branch Sales, the issuances of the Holdings Preferred Stock and the Holdings 9 1/8% Senior Subordinated Notes and the Offering as if such transactions occurred on January 1, 1995. The following pro forma financial data for the year ended December 31, 1995 is based on the historical consolidated statement of operations of Holdings for the year ended December 31, 1995 giving effect to the Acquisitions, the Branch Sales, the issuances of the Holdings Preferred Stock and the Holdings 9 1/8% Senior Subordinated Notes and the Offering as if such transactions occurred on January 1, 1995. The pro forma adjustments are based on available information and upon certain assumptions that management believes are reasonable under the circumstances. The Acquisitions are accounted for under the purchase method of accounting. Under this method of accounting, the purchase price has been allocated to the assets and liabilities acquired based on preliminary estimates of fair value. The actual fair value is determined as of the consummation of each of the Acquisitions. The pro forma financial data do not necessarily reflect the results of operations or the financial position of Holdings that actually would have resulted had the Acquisitions, the Branch Sales, the issuances of the Holdings Preferred Stock and the Holdings 9 1/8% Senior Subordinated Notes and the Offering occurred at the dates indicated, or project the results of operations or financial position of Holdings for any future date or period.

   The following unaudited pro forma financial data should be read in conjunction with the Consolidated Financial Statements of Holdings and the notes thereto, the Consolidated Financial Statements of SFFed and the notes thereto and the Consolidated Financial Statements of Cal Fed and California Federal and the notes thereto, contained elsewhere in this Offering Circular. Capitalized terms used and not defined herein have the meanings set forth in the Offering Circular.

   Capitalized terms used but not defined herein have the meaning ascribed to them in Holdings' Annual Report on Form 10-K, as amended, and Holdings' Quarterly Report on Form 10-Q for the quarter ended June 30, 1996.

                        FIRST NATIONWIDE HOLDINGS INC.

        PRO FORMA CONDENSED COMBINED STATEMENT OF FINANCIAL CONDITION
                                JUNE 30, 1996
                            (DOLLARS IN THOUSANDS)

                                                          CAL FED ACQUISITION (A)
                                        ----------------------------------------------------------
                                                                                         CAL FED
                              HOLDINGS     CAL FED       VALUATION       PRO FORMA     ACQUISITION                    PRO FORMA
                             HISTORICAL HISTORICAL(I) ADJUSTMENTS(II) ADJUSTMENTS(III)  PRO FORMA  CAPITALIZATION(B)   COMBINED
                            ----------- ------------  --------------- ---------------- ----------- ----------------  ------------
ASSETS
Cash and cash equivalents . $   227,693 $   255,000    $     --        $       --      $   255,000  $   506,500 (1)  $    141,560
                                                                                                        145,000 (2)
                                                                                                       (992,633)(3)
Securities .................    504,296   1,558,400        (800)(1)            --        1,557,600     (300,000)(3)     1,761,896
Mortgage-backed securities    3,509,994   2,140,000       5,000 (1)            --        2,145,000           --         5,654,994
Loans receivable, net  ..... 11,862,743   9,669,100     (25,661)(1)            --        9,643,439           --        21,506,182
Covered assets .............     39,349          --          --                --               --           --            39,349
Office premises and
 equipment, net ............     90,203      65,600     (56,633)(1)            --            8,967           --            99,170
Mortgage servicing rights,
 net .......................    381,670       4,773      27,485 (1)            --           32,258           --           413,928
Intangible assets ..........    146,160      15,399     (15,399)(1)       517,171 (1)      517,171           --           663,331
Other assets ...............    934,303     337,128     138,597 (1)            --          529,101       18,500 (1)     1,481,904
                                                         53,376 (1)
                            ----------- ------------  --------------- ---------------- ----------- ----------------  ------------
Total assets ...............$17,696,411 $14,045,400    $125,965 (1)    $  517,171      $14,688,536  $  (622,633)     $ 31,762,314
                            =========== ============  =============== ================ =========== ================  ============
LIABILITIES, MINORITY
 INTEREST AND
 STOCKHOLDERS' EQUITY
Deposits ...................$ 9,035,219 $ 8,844,200    $ 30,413 (1)    $       --      $ 8,874,613  $        --      $ 17,909,832
Borrowings .................  7,122,168   4,211,500      (2,010)(1)            --        4,209,490      525,000 (1)    11,856,658
Other liabilities ..........    464,408     134,000       5,300 (1)            --          139,300           --           603,708
                            ----------- ------------  --------------- ---------------- ----------- ----------------  ------------
Total liabilities .......... 16,621,795  13,189,700      33,703                --       13,223,403      525,000        30,370,198
                            ----------- ------------  --------------- ---------------- ----------- ----------------  ------------
Cost of the Cal Fed
 Acquisition ...............         --          --          --         1,292,633 (2)    1,292,633   (1,292,633)(3)            --
Minority interest ..........    309,376     172,500                                        172,500           --           481,876
Stockholders' equity .......    765,240     683,200      92,262 (1)      (775,462)(3)           --      150,000 (2)       910,240
                                                                                                         (5,000)(2)
                            ----------- ------------  --------------- ---------------- ----------- ----------------  ------------
Total liabilities, minority
 interest and stockholders'
 equity ....................$17,696,411 $14,045,400    $125,965        $  517,171      $14,688,536  $  (622,633)     $ 31,762,314
                            =========== ============  =============== ================ =========== ================  ============

- ------------

(A) See note (A) on page P-3.

(B) See note (B) on page P-4.

(i) Represents historical amounts obtained from Cal Fed's unaudited financial statements.

(ii) Represents adjustments to (i) record Cal Fed's assets and liabilities at preliminary estimates of their respective fair value and (ii) the elimination of Cal Fed's historical intangible assets.

(iii) Represents adjustments to record (i) the purchase price of the Cal Fed Acquisition, and (ii) the elimination of the equity of Cal Fed.

       Under proposed congressional legislation relative to the recapitalization of the SAIF, a special assessment could be levied against SAIF-insured deposits, which is currently estimated to range from 85 to 90 basis points. The impact of such assessment (at 90 basis points) on the pro forma condensed combined statement of financial condition as of June 30, 1996 would be to (i) increase other liabilities by approximately $148 million and
(ii) reduce stockholders' equity by approximately $148 million. See "Regulation--Regulation of Federal Savings Banks--FDIC Assessments."

                        FIRST NATIONWIDE HOLDINGS INC.

    NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF FINANCIAL CONDITION
                                JUNE 30, 1996
                 (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)

(A) CAL FED ACQUISITION

(1) The Cal Fed Acquisition will be accounted for using the purchase method of accounting. The aggregate purchase price was determined as follows:

      Purchase price, as defined:
        Shares outstanding at June 30, 1996 ..........     49,395,947
        Options outstanding at June 30, 1996 .........      1,395,300
                                                         ------------
              Total ..................................     50,791,247
        Purchase price per share .....................    $     23.50
                                                         ------------
                                                          $ 1,193,594
        Exercise of options outstanding (a) ..........        (11,218)
                                                         ------------
        Purchase price ...............................      1,182,376
        Acquisition fees and costs (b)  ..............        110,257
                                                         ------------
              Total ..................................    $ 1,292,633
                                                         ============

    The following is a reconciliation of the equity of Cal Fed to the fair value of the net assets to be acquired by Holdings:

      Equity of Cal Fed at June 30, 1996 ...............              $  683,200
      Fair value adjustments (c):
        Securities ......................................  $   (800)
        Mortgage-backed securities ......................     5,000
        Loans receivable, net ...........................   (25,661)
        Mortgage servicing rights .......................    27,485
        Office premises and equipment ...................   (56,633)
        Litigation receivable, net (other assets) (d)  ..   138,597
        Other assets (e) ................................    53,376
        Deposits ........................................   (30,413)
        Borrowings ......................................     2,010
        Other liabilities ...............................    (5,300)
        Elimination of historical intangible assets  ....   (15,399)
                                                           --------
                                                             92,262       92,262
                                                                     -----------
        Fair value of net assets acquired ...............                775,462
        Purchase cost ...................................              1,292,633
                                                                     -----------
        Excess of purchase cost over net assets acquired
         ("goodwill") ...................................             $  517,171
                                                                     ===========

     (a) Represents cash to be received by Cal Fed in settlement of stock options and stock appreciation rights outstanding as of June 30, 1996 (1,395,300 options outstanding at an average price of $8.04 per share).

                        FIRST NATIONWIDE HOLDINGS INC.

    NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF FINANCIAL CONDITION
                                JUNE 30, 1996
                            (DOLLARS IN THOUSANDS)

(A) CAL FED ACQUISITION (CONTINUED)

   (b) Represents fees and costs consisting of the following:

 Severance costs .........................................  $ 45,500
 Pension plan termination costs ..........................     6,700
 Conversion and contract termination costs ...............    33,257
 Investment banking, legal and other professional costs ..    24,800
                                                           ---------
                                                            $110,257
                                                           =========

   (c) Fair value adjustments are amortized against (accreted to) net income as follows:

                                                                                     PERIOD OF AMORTIZATION
              ITEM                      METHOD OF AMORTIZATION (ACCRETION)                (ACCRETION)
- ------------------------------  ------------------------------------------------  --------------------------
Mortgage-backed securities      Level yield method over effective terms of such          6 to 9 years
                                  assets, considering estimated prepayments

Loans receivable                Level yield method over effective terms of such          2 to 12 years
                                  assets, considering estimated prepayments

Mortgage servicing rights       Level yield method over effective terms of such          2 to 7 years
                                  assets, considering estimated prepayments

Goodwill                        Straight-line method                                     15 years

Deposits                        Level yield method over stated terms of such             1 to 6 years
                                  liabilities

Borrowings                      Level yield method over stated terms of such             1 to 9 years
                                  liabilities

   (d) Represents the estimated after-tax recovery that will inure to the Bank from the California Federal Litigation, net of amounts payable to holders of the Litigation Interests and the Secondary Litigation Interests.

   (e) Includes fair value adjustments to reflect Federal income tax and interest receivable, net of California franchise tax and interest payable.

(2) Represents payment by Holdings in connection with the Cal Fed
    Acquisition.

(3) Represents the elimination of the equity of Cal Fed of $775,462.






(B) CAPITALIZATION

(1) Represents the issuance of the Notes:

         Proceeds from the issuance of the Notes .....   $525,000
         Less: deferred issuance costs ...............    (18,500)
                                                       ----------
              Net proceeds ...........................   $506,500
                                                       ==========

(2) Represents the issuance of the Holdings Preferred Stock:

         Proceeds from the issuance of the Holdings
           Preferred Stock ...........................   $150,000
         Less: issuance costs ........................     (5,000)
                                                       ----------
              Net proceeds ...........................   $145,000
                                                       ==========

(3) Represents payment by Holdings in connection with the Cal Fed Acquisition. The cash portion of the purchase price will be obtained by liquidating certain of Cal Fed's assets at book value, as follows:

         Existing cash ............................... $  992,633
         Sale of securities available for sale .......    300,000
                                                       ----------
              Purchase price ......................... $1,292,633
                                                       ==========

                        FIRST NATIONWIDE HOLDINGS INC.

             PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED JUNE 30, 1996
                                (IN THOUSANDS)

                                                   SFFED      LMUSA 1996     CAL FED
                                                ACQUISITION  PURCHASE PRO  ACQUISITION  BRANCH SALES
                                     HOLDINGS    PRO FORMA       FORMA      PRO FORMA    PRO FORMA     PRO FORMA     PRO FORMA
                                    HISTORICAL   TOTALS(A)     TOTALS(B)   TOTALS (C)    TOTALS(D)   ADJUSTMENTS (E)  COMBINED
                                    ----------  -----------  ------------ ------------  ------------ --------------- ---------
INTEREST INCOME:
Loans receivable ..................  $478,745     $21,821      $     --     $383,650      $   (110)    $      --     $ 884,106
Securities ........................    15,696       1,017            --       54,900            --            --        71,613
Mortgage-backed securities ........   130,422       3,174            --       86,600            --            --       220,196
Other interest income .............     1,413          --            --      (15,801)           --            --       (14,388)
                                    ----------  -----------  ------------ ------------  ------------ --------------- ---------
 Total interest income ............   626,276      26,012            --      509,349          (110)           --     1,161,527

INTEREST EXPENSE:
Deposits ..........................   222,656      12,401            --      216,500       (40,742)           --       410,815
Borrowings ........................   185,580       6,114          (848)     112,450        44,835        28,219 (1)   377,415
                                                                                                           1,065 (1)
                                    ----------  -----------  ------------ ------------  ------------ --------------- ---------
 Total interest expense ...........   408,236      18,515          (848)     328,950         4,093        29,284       788,230

Net interest income ...............   218,040       7,497           848      180,399        (4,203)      (29,284)      373,297
Provision for loan losses .........    19,800         500            --       20,400            --            --        40,700
                                    ----------  -----------  ------------ ------------  ------------ --------------- ---------
Net interest income after
 provision for loan losses ........   198,240       6,997           848      159,999        (4,203)      (29,284)      332,597

NONINTEREST INCOME:
Customer banking fees .............    23,806         199            --       24,100        (3,965)           --        44,140
Mortgage banking operations  ......    60,765         191         3,484        2,400            --            --        66,840
Net gain (loss) on sales of assets    415,378      (1,140)           --          300            10            --       414,548
Other .............................    19,642         239            51       13,700          (163)           --        33,469
                                    ----------  -----------  ------------ ------------  ------------ --------------- ---------
 Total noninterest income .........   519,591        (511)        3,535       40,500        (4,118)           --       558,997

NONINTEREST EXPENSE:
Compensation and benefits .........   110,866       1,257         2,070       33,964        (4,337)           --       143,820
Other .............................   111,426       2,616         1,099       78,787        (3,387)        1,321 (2)   191,929
                                                                                                              67 (2)
                                    ----------  -----------  ------------ ------------  ------------ --------------- ---------
 Total noninterest expense ........   222,292       3,873         3,169      112,751        (7,724)        1,388       335,749
                                    ----------  -----------  ------------ ------------  ------------ --------------- ---------

Income (loss) before income taxes
 and minority interest ............   495,539       2,613         1,214       87,748          (597)      (30,672)      555,845
Income tax (benefit) expense  .....   (81,351)        369           120       11,583           (59)       (3,018)(3)   (72,356)
                                    ----------  -----------  ------------ ------------  ------------ --------------- ---------
Net income (loss) before minority
 interest .........................   576,890       2,244         1,094       76,165          (538)      (27,654)      628,201
MINORITY INTEREST .................    25,938          --            --       14,300            --            --        40,238
                                    ----------  -----------  ------------ ------------  ------------ --------------- ---------
Net income (loss) .................   550,952       2,244         1,094       61,865          (538)      (27,654)      587,963 (5)
Holdings Preferred Stock dividends         --          --            --           --            --         7,500 (4)     7,500
                                    ----------  -----------  ------------ ------------  ------------ --------------- ---------
Net income (loss) available to
 common stockholders ..............  $550,952     $ 2,244      $  1,094     $ 61,865      $   (538)    $ (35,154)    $ 580,463 (i)
                                    ==========  ===========  ============ ============  ============ =============== =========

- ------------
   (A) See note (A) on page P-6.
   (B) See note (B) on page P-9.
   (C) See note (C) on page P-11.
   (D) See note (D) on page P-14.
   (E) See note (E) on page P-16.
   (i) Includes the following:
       (a) gains of approximately $334.2 million (on an after-tax basis) realized in connection with the Branch Sales;
       (b) gain of approximately $12 million representing Cal Fed's gain on branch sales;
       (c) deferred tax benefit of First Nationwide of $125 million;
       (d) after-tax gain on sale of ACS (as defined herein) common stock of $36.4 million; and
       (e) Incentive Plan expense of $27.4 million (on an after-tax basis).

                        FIRST NATIONWIDE HOLDINGS INC.

        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED JUNE 30, 1996
                                (IN THOUSANDS)

                                                  ONE MONTH ENDED JANUARY 31, 1996 (a)
                                     -------------------------------------------------------------
                                                                                        SFFED
                                                                                      ACQUISITION
                                                      VALUATION        PRO FORMA       PRO FORMA
(A) SFFED ACQUISITION                 HISTORICAL    ADJUSTMENTS (B)  ADJUSTMENTS (C)    TOTALS
- ---------------------                ------------  ---------------  ---------------  -------------
INTEREST INCOME:
Loan receivable ....................    $20,524      $   1,297 (1)     $      --      $    21,821
Securities .........................      1,017             --                --            1,017
Mortgage-backed securities .........      2,976            198 (1)            --            3,174
Other interest income ..............         --             --                --               --
                                     ------------  ---------------  ---------------  -------------
 Total interest income .............     24,517          1,495                --           26,012
INTEREST EXPENSE:
Deposits ...........................     11,693            708 (1)            --           12,401
Borrowings .........................      5,861            253 (1)            --            6,114
                                     ------------  ---------------  ---------------  -------------
 Total interest expense ............     17,554            961                --           18,515
                                     ------------  ---------------  ---------------  -------------
Net interest income ................      6,963            534                --            7,497
Provision for loan losses ..........        500             --                --              500
                                     ------------  ---------------  ---------------  -------------
Net interest income after provision
 for loan losses ...................      6,463            534                --            6,997
NONINTEREST INCOME:
Customer banking fees ..............        199             --                --              199
Mortgage banking operations  .......        557           (366)(1)            --              191
Net gain (loss) on sales of assets       (1,140)            --                --           (1,140)
Other ..............................        239             --                --              239
                                     ------------  ---------------  ---------------  -------------
 Total noninterest income ..........       (145)          (366)               --             (511)
NONINTEREST EXPENSE:
Compensation and benefits ..........      6,041             --            (4,784)(3)        1,257
Other ..............................      4,315          1,076 (2)        (2,775)(4)        2,616
                                     ------------  ---------------  ---------------  -------------
 Total noninterest expense .........     10,356          1,076            (7,559)           3,873
                                     ------------  ---------------  ---------------  -------------
Income (loss) before income taxes
 and minority taxes ................     (4,038)          (908)            7,559            2,613
Income tax (benefit) expense  ......     (4,993)            --             5,362 (5)          369
                                     ------------  ---------------  ---------------  -------------
Net income (loss) before minority
 interest ..........................        955           (908)            2,197            2,244
                                     ------------  ---------------  ---------------  -------------
MINORITY INTEREST ..................         --             --                --               --
                                     ------------  ---------------  ---------------  -------------
Net income (loss) ..................    $   955      $    (908)        $   2,197      $     2,244
                                     ============  ===============  ===============  =============

- ------------

   (a) The SFFed Acquisition was consummated on February 1, 1996. Historical results represent unaudited results of operations of SFFed for the month ended January 31, 1996.

   (b) Represents adjustments to reflect (i) the amortization or accretion of fair value adjustments and (ii) the elimination of amortization of historical goodwill.

   (c) Represents adjustments to reflect (i) the elimination of certain noninterest expense due to consolidation of SFFed operations with First Nationwide's and (ii) the elimination of certain historical noninterest expense recorded by SFFed as a result of the acquisition by First Nationwide, and (iii) income taxes relative to the SFFed Acquisition.

                        FIRST NATIONWIDE HOLDINGS INC.

        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED JUNE 30, 1996
                                (IN THOUSANDS)

                                                                                     IMPACT ON INCOME BEFORE
                                                                                    INCOME TAXES AND MINORITY
                                                                                        INTEREST INCREASE
(A) SFFED ACQUISITION (CONTINUED)                                                          (DECREASE)
- ---------------------------------                                                   -------------------------
(1) Represents amortization or accretion of fair value adjustments as follows:
    Loans receivable, net .........................................................           $1,297
    Mortgage-backed securities ....................................................              198
    Deposits ......................................................................             (708)
    Borrowings ....................................................................             (253)
    Mortgage servicing rights .....................................................             (366)
                                                                                             =======

                                                                                        IMPACT ON INCOME
                                                                                       BEFORE INCOME TAXES
                                                                                      AND MINORITY INTEREST
                                                                                       INCREASE (DECREASE)
                                                                                      ---------------------
(2) Represents adjustments consisting of the following:
    Amortization of fair value adjustments--amortization of goodwill ..............          $(1,131)
    Elimination of amortization of SFFed's historical goodwill ....................               55
                                                                                             -------
                                                                                             $(1,076)
                                                                                             =======

(3) Represents adjustments to compensation and benefits expense relating to the consolidation of SFFed's operations into those of Holdings:

         Decrease in compensation and benefits due to the reduction in headcount from 620 at January 1, 1996 to approximately 260 after the consummation of the SFFed Acquisition. Substantially all retained
         employees represent retail branch  personnel.............................          $ 1,586

         Elimination of certain nonrecurring expenses recorded by SFFed related to the acquisition by Holdings:

         Accrual for severance for employees noticed for termination in
           January 1996 ..........................................................            2,459
         Directors retirement plan and fees ......................................              388
         Expense related to restricted stock options .............................              351
                                                                                            --------
                                                                                            $ 4,784
                                                                                            ========

                        FIRST NATIONWIDE HOLDINGS INC.

                        SIX MONTHS ENDED JUNE 30, 1996
                            (DOLLARS IN THOUSANDS)

(A) SFFED ACQUISITION (CONTINUED)

(4) Represents adjustments to other noninterest expense relating to the consolidation of SFFed's operations into those of Holdings. Substantially all of SFFed's operations have been consolidated into the existing operations of Holdings, resulting in a reduction in headcount of approximately 58% with the remaining personnel primarily consisting of retail branch personnel. In addition, ten retail branches have been closed. The estimates are based on the pro-rata portion of the annual expense reduction computed for the year ended December 31, 1995.

                                                              SFFED        COST OF        1995
                                                            HISTORICAL     ONGOING       EXPENSE
                                                              COSTS       OPERATIONS    REDUCTION
                                                           ------------  ------------  -----------
    Expense decreases due to consolidation:
     Mortgage banking operations:
      Occupancy expenses, including insurance  ...........    $ 1,329       $   588       $   741
      Travel, automobile and employee dues  ..............        282            67           215
      Telecommunications, postage and supplies  ..........        900           214           686
      Other, net  ........................................      1,047           460           587
                                                           ------------  ------------  -----------
       Subtotal mortgage banking operations  .............    $ 3,558       $ 1,329       $ 2,229
                                                           ============  ============  ===========
     Retail Banking operations--reductions due to
      consolidation of ten retail branches and retail
      operations center:
      Occupancy expenses, including insurance  ...........    $11,220       $ 3,405       $ 7,815
      SAIF assessment reduction based on lower historical
       assessment rate for First Nationwide  .............      6,811         6,011           800
      Travel, automobile and employee dues  ..............        410            60           350
      Telecommunications and data processing  ............      1,766           364         1,402
      Postage and messenger costs  .......................        666           473           193
      Other costs, net  ..................................        216           108           108
                                                           ------------  ------------  -----------
       Subtotal retail banking operations  ...............    $21,089       $10,421       $10,668
                                                           ============  ============  ===========
     Overhead areas, including executive offices,
      legal, human resources, information services,
      accounting, and strategic planning areas:
      Occupancy costs  ...................................    $ 1,316       $    --       $ 1,316
      Data processing costs  .............................      2,848         1,000         1,848
      Marketing and advertising expenses  ................      2,094           500         1,594
      Other overhead costs  ..............................      8,072         8,072            --
                                                           ------------  ------------  -----------
       Subtotal overhead areas  ..........................    $14,330       $ 9,572       $ 4,758
                                                           ============  ============  ===========
        Total decreases due to consolidation  ............    $38,977       $21,322       $17,655
                                                           ============  ============  ===========
    Estimated impact on January 1996  ................................................    $ 1,471

    Elimination of certain nonrecurring expenses recorded
     by SFFed related to the acquisition by First Nationwide:
     Retirement of office, premises and equipment  ...................................      1,115
     Directors and officers insurance premiums  ......................................        189
                                                                                       -----------
        Total expense reduction for the month ended January 31, 1996  ................    $ 2,775
                                                                                       ===========
(5)  Represents amount necessary to adjust historical tax expense to the pro forma computation. Pro forma tax expense for the month ended January 31,
      1996 related to the SFFed Acquisition was computed as follows:
       Income before taxes  ..........................................................    $ 2,613
       Add: permanent differences--amortization of goodwill  .........................      1,131
                                                                                      -----------
       Taxable income  ...............................................................    $ 3,744
                                                                                      ===========
       Federal AMT, reduced, to the extent of 90%, by net operating loss carryovers ..    $    69
       State taxes, at an assumed rate of 8%  ........................................        300
                                                                                      -----------
                                                                                          $   369
                                                                                      ===========

                        FIRST NATIONWIDE HOLDINGS INC.

        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED JUNE 30, 1996
                                (IN THOUSANDS)

                                                                         ONE MONTH ENDED JANUARY 31, 1996 (A)
                                                    ----------------------------------------------------------------------------
                                                                                                                    LMUSA
                                                                                             PRO FORMA         1996 PURCHASE
(B) LMUSA 1996 PURCHASE                              HISTORICAL (A)    ADJUSTMENTS (B)    ADJUSTMENTS (C)     PRO FORMA TOTALS
- -----------------------                             ----------------  -----------------  -----------------  --------------------
INTEREST INCOME:
Loans receivable ..................................    $     --           $      --           $     --           $       --
Securities ........................................          --                  --                 --                   --
Mortgage-backed securities ........................          --                  --                 --                   --
Other interest income .............................          --                  --                 --                   --
                                                    ----------------  -----------------  -----------------  --------------------
  Total interest income ...........................          --                  --                 --                   --
INTEREST EXPENSE:
Deposits ..........................................          --                  --                 --                   --
Borrowings ........................................          --                  --               (848)(2)             (848)
                                                    ----------------  -----------------  -----------------  --------------------
  Total interest expense ..........................          --                  --               (848)                (848)
                                                    ----------------  -----------------  -----------------  --------------------
Net interest income ...............................          --                  --                848                  848
Provision for loan losses .........................          --                  --                 --                   --
                                                    ----------------  -----------------  -----------------  --------------------
Net interest income after provision for loan
 losses ...........................................          --                  --                848                  848
NONINTEREST INCOME:
Customer banking fees .............................          --                  --                 --                   --
Mortgage banking operations .......................       5,363              (1,879)(1)             --                3,484
Net gain (loss) on sales of assets ................          --                  --                 --                   --
Other .............................................          51                  --                 --                   51
                                                    ----------------  -----------------  -----------------  --------------------
  Total noninterest income ........................       5,414              (1,879)                --                3,535
NONINTEREST EXPENSE:
Compensation and benefits .........................       2,070                  --                 --                2,070
Other .............................................       1,940                  --               (841)(3)            1,099
                                                    ----------------  -----------------  -----------------  --------------------
  Total noninterest expense .......................       4,010                  --               (841)               3,169
                                                    ----------------  -----------------  -----------------  --------------------
Income (loss) before income taxes and minority
 interest .........................................       1,404              (1,879)             1,689                1,214
Income tax (benefit) expense ......................          --                  --                120 (4)              120
                                                    ----------------  -----------------  -----------------  --------------------
Net income (loss) before minority interest  .......       1,404              (1,879)             1,569                1,094
                                                    ----------------  -----------------  -----------------  --------------------
MINORITY INTEREST .................................          --                  --                 --                   --
                                                    ----------------  -----------------  -----------------  --------------------
Net income (loss) .................................    $  1,404           $  (1,879)          $  1,569           $    1,094
                                                    ================  =================  =================  ====================

- ------------

   (a) The LMUSA 1996 Purchase was consummated on January 31, 1996. Accordingly, historical financial data relating to operations acquired in the LMUSA 1996 Purchase is presented for the month ended January 31, 1996 (unaudited). Historical financial statements were not available; accordingly, historical data presented reflects best estimates of management.

   (b) Represents adjustments to reflect (i) the amortization of the fair value of mortgage servicing rights and (ii) the elimination of amortization of historical mortgage servicing rights.

   (c) Represents adjustments to reflect (i) the decrease in interest expense resulting from the transfer of custodial accounts acquired to First Nationwide, (ii) elimination of certain other noninterest expense due to consolidation with the Bank's existing mortgage banking operations, and (iii) income taxes relative to the LMUSA 1996 Purchase.

                        FIRST NATIONWIDE HOLDINGS INC.

        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED JUNE 30, 1996
                                (IN THOUSANDS)

(B) LMUSA 1996 PURCHASE (CONTINUED)

(1) Represents the difference between the amortization of pro forma recorded balance of mortgage servicing rights and the historical amortization of mortgage servicing rights as follows:

                                                  IMPACT ON INCOME BEFORE
                                                     INCOME TAXES AND
                                                     MINORITY INTEREST
                                                    INCREASE/(DECREASE)
                                                  -----------------------
               Pro forma amortization ..........          $(2,284)
               Historical amortization (i) .....              405
                                                  -----------------------
                                                          $(1,879)
                                                  =======================

         (i) Represents elimination of amortization of mortgage servicing rights of $405 included in LMUSA's historical statement of operations for the month ended January 31, 1996.

(2) Represents a decrease in interest expense resulting from the transfer of custodial accounts acquired to First Nationwide.

(3) Represents the impact on other noninterest expense of (i) the elimination of historical amounts related to LMUSA operations not included in the LMUSA 1996 Purchase and (ii) the consolidation of the LMUSA 1996 Purchase into the Bank's existing mortgage banking operations, as follows:

                                                                                DECREASE IN
                                                       LMUSA       ESTIMATED       OTHER
                                                     HISTORICAL     FUTURE      NONINTEREST
                                                       COSTS         COSTS        EXPENSE
                                                    ------------  -----------  -------------
Components of LMUSA historical noninterest
 expense:
 Facilities depreciation ..........................    $  128      $   -- (ii)    $   (128)
 Data processing, document storage, administrative
  services and management fees ....................       833         120 (iii)       (713)
 Other miscellaneous costs ........................       979         979               --
                                                    ------------  -----------  -------------
                                                       $1,940      $1,099         $   (841)
                                                    ============  ===========  =============

    (ii) Represents historical amounts related to operations not included in the LMUSA 1996 Purchase.

   (iii) Represents amounts necessary to replace these services based on Holdings' historical annual cost per loan based on the average number of loans serviced.

(4) Represents amount necessary to adjust historical tax expense to the pro forma computation. Pro forma tax expense for the month ended January 31, 1996 related to the LMUSA 1996 Purchase was computed as follows:

               Federal AMT, reduced, to the extent of 90%, by net
                 operating loss carryovers ......................  $ 23
               State taxes, at an assumed rate of 8% ............    97
                                                                  -----
                                                                   $120
                                                                  =====

                        FIRST NATIONWIDE HOLDINGS INC.

        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED JUNE 30, 1996
                                (IN THOUSANDS)

                                                                                                        CAL FED
                                                                                                      ACQUISITION
                                                       CAL FED        VALUATION        PRO FORMA       PRO FORMA
(C) CAL FED ACQUISITION                               HISTORICAL   ADJUSTMENTS (A)  ADJUSTMENTS (B)     TOTALS
- -----------------------                              ------------  ---------------  ---------------  -------------
INTEREST INCOME:
Loans receivable ...................................    $376,100       $  7,550 (1)   $      --        $383,650
Securities .........................................      54,900             --              --          54,900
Mortgage-backed securities .........................      75,200         11,400 (1)          --          86,600
Other interest income ..............................       2,800             --         (18,601)(3)     (15,801)
                                                     ------------  ---------------  ---------------  -------------
 Total interest income .............................     509,000         18,950         (18,601)        509,349
INTEREST EXPENSE:
Deposits ...........................................     221,500         (5,000)(1)          --         216,500
Borrowings .........................................     113,100           (650)(1)          --         112,450
                                                     ------------  ---------------  ---------------  -------------
 Total interest expense ............................     334,600         (5,650)             --         328,950
                                                     ------------  ---------------  ---------------  -------------
Net interest income ................................     174,400         24,600         (18,601)        180,399
Provision for loan losses ..........................      20,400             --              --          20,400
                                                     ------------  ---------------  ---------------  -------------
Net interest income after provision for loan losses      154,000         24,600         (18,601)        159,999
NONINTEREST INCOME:
Customer banking fees ..............................      24,100             --              --          24,100
Mortgage banking operations ........................       5,600         (3,200)(1)          --           2,400
Net gain (loss) on sales of assets .................         300             --              --             300
Other ..............................................      13,700             --              --          13,700 (6)
                                                     ------------  ---------------  ---------------  -------------
 Total noninterest income ..........................      43,700         (3,200)             --          40,500
NONINTEREST EXPENSE:
Compensation and benefits ..........................      48,000             --         (14,036)(4)      33,964
Other ..............................................      76,000         28,227 (2)     (25,440)(4)      78,787
                                                     ------------  ---------------  ---------------  -------------
 Total noninterest expense .........................     124,000         28,227         (39,476)        112,751
                                                     ------------  ---------------  ---------------  -------------
Income (loss) before income taxes and minority
 interest ..........................................      73,700         (6,827)         20,875          87,748
Income tax (benefit) expense .......................         100             --          11,483 (5)      11,583
                                                     ------------  ---------------  ---------------  -------------
Net income (loss) before minority interest  ........      73,600         (6,827)          9,392          76,165
                                                     ------------  ---------------  ---------------  -------------
MINORITY INTEREST ..................................      14,300             --              --          14,300
                                                     ------------  ---------------  ---------------  -------------
Net income (loss) ..................................    $ 59,300       $ (6,827)      $   9,392        $ 61,865
                                                     ============  ===============  ===============  =============

- ------------

   (a) Represents adjustments to reflect (i) the amortization or accretion of fair value adjustments and (ii) the elimination of amortization of Cal Fed's historical intangible assets.

   (b) Represents adjustments to reflect (i) the reduction in interest income relative to the loss in yield on the purchase price of the Cal Fed Acquisition funded with existing cash, (ii) the elimination of certain noninterest expense due to consolidation of Cal Fed's operations with Holdings' and (iii) income taxes relative to the Cal Fed Acquisition.

                        FIRST NATIONWIDE HOLDINGS INC.

        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED JUNE 30, 1996
                                (IN THOUSANDS)

(C) CAL FED ACQUISITION

(1) Represents amortization or accretion of fair value adjustments as follows:

                                              IMPACT ON INCOME
                                             BEFORE INCOME TAXES
                                            AND MINORITY INTEREST
                                             INCREASE/(DECREASE)
                                           ---------------------
              Loans receivable, net  .....         $ 7,550
              Mortgage-backed securities            11,400
              Deposits ...................           5,000
              Borrowings .................             650
              Mortgage servicing rights  .          (3,200)
                                                   =======


(2)    Represents adjustments consisting of the following:

                                                          IMPACT ON INCOME
                                                         BEFORE INCOME TAXES
                                                        AND MINORITY INTEREST
                                                         INCREASE/(DECREASE)
                                                       ---------------------
              Amortization of fair value adjustment--
               amortization of goodwill ...............       $(29,965)
              Elimination of amortization of Cal Fed's
               historical intangible assets ...........          1,738
                                                              --------
                                                              $(28,227)
                                                              ========

(3) Represents the reduction in interest income relative to the loss in yield on the purchase price of the Cal Fed Acquisition funded with existing cash.

(4) Represents adjustments to other noninterest expense relating to the consolidation of Cal Fed's operations into those of Holdings. A substantial portion of Cal Fed's operations will be consolidated into the existing operations of Holdings, resulting in a reduction in headcount of 850, or approximately 36%, across all business areas. In addition, seven retail branches and two administrative offices will be closed. Expected savings from such consolidation include compensation, occupancy, travel, telecommunications, data processing and marketing expenses. The expense reduction for the six months ended June 30, 1996 represents a 32% reduction over historical levels based on management's current transition plan for the second year following the consummation of the Cal Fed Acquisition:

                            CAL FED       COST OF      ADJUSTMENT-
                           HISTORICAL     ONGOING        EXPENSE
BUSINESS AREA:               COSTS       OPERATIONS     REDUCTION
- --------------             ----------    ----------    -----------
Compensation:
 Retail Banking ........    $24,369       $24,163        $   206
 Information Technology         283           634           (351)
 Commercial Real Estate       3,847         1,095          2,752
 Mortgage Banking ......     10,396         6,301          4,095
 Legal .................        905           412            493
 Finance ...............      2,967           616          2,351
 Internal Audit ........        689           141            548
 Executive and Other  ..      2,320           162          2,158
 Human Resources .......      1,412           231          1,181
 Corporate Services  ...        855           252            603
                         ------------  ------------  -------------
                             48,043        34,007         14,036

                        FIRST NATIONWIDE HOLDINGS INC.

        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED JUNE 30, 1996
                                (IN THOUSANDS)

                                    CAL FED       COST OF      ADJUSTMENT-
                                  HISTORICAL      ONGOING        EXPENSE
BUSINESS AREA:                       COSTS       OPERATIONS     REDUCTION
- --------------                    ----------     ----------    -----------
Occupancy & Other Expense:
 Retail Banking ...............    $ 31,457       $13,570        $17,887
 Information Technology  ......      14,297         4,776          9,521
 Commercial Real Estate  ......       1,366           254          1,112
 Mortgage Banking .............       1,407         2,242           (835)
 Legal ........................       1,715         3,430         (1,715)
 Finance ......................       2,812           380          2,432
 Internal Audit ...............         317            22            295
 Executive and Other ..........       4,364           305          4,059
 Human Resources ..............       1,640           115          1,525
 Corporate Services ...........       2,971        11,812         (8,841)
                                -------------  ------------  -------------
                                     62,346        36,906         25,440
SAIF Deposit Insurance Premium       11,872        11,872              0
                                -------------  ------------  -------------
 Total Noninterest Expense  ...    $122,261(i)    $82,785        $39,476
                                =============  ============  =============

   (i) Balance represents total historical noninterest expense of $124,000 less historical amortization of intangible assets already adjusted in note 2 on page P-12.

(5) Represents amount necessary to adjust historical tax expense to the pro forma computation. Pro forma tax expense for the six months ended June 30, 1996 related to the Cal Fed Acquisition was computed as follows:

Income before taxes .............................................   $ 87,748
Add back: permanent differences--amortization of goodwill  ......     29,965
                                                                  ----------
Taxable income ..................................................   $117,713
                                                                  ==========
Federal AMT, reduced, to the extent of 90%, by net operating
 loss carryovers ................................................   $  2,166
State taxes, at an assumed rate of 8% ...........................      9,417
                                                                  ----------
                                                                    $ 11,583
                                                                  ==========

(6) Includes $12,000 gain on sale of California Federal's branches in San Diego county.

                        FIRST NATIONWIDE HOLDINGS INC.

             PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED JUNE 30, 1996
                                (IN THOUSANDS)

                                                                                              BRANCH SALES
                                                OHIO SALE    MICHIGAN SALE   NORTHEAST SALE    PRO FORMA
(D) BRANCH SALES                                PRO FORMA      PRO FORMA       PRO FORMA         TOTALS
- ----------------                              ------------  ---------------  --------------  --------------
INTEREST INCOME:
Loans receivable ............................  $    (6)(a)    $    (27)(a)     $    (77)(a)     $   (110)
Securities ..................................       --              --               --               --
Mortgage-backed securities ..................       --              --               --               --
Other interest income .......................       --              --               --               --
                                              ------------  ---------------  --------------  --------------
 Total interest income ......................       (6)            (27)             (77)            (110)
INTEREST EXPENSE:
Deposits ....................................   (3,392)(a)     (17,009)(a)      (20,341)(a)      (40,742)
Borrowings ..................................    3,522 (1)      19,560 (1)       21,753 (1)       44,835
                                              ------------  ---------------  --------------  --------------
 Total interest expense .....................      130           2,551            1,412            4,093
                                              ------------  ---------------  --------------  --------------
Net interest income .........................     (136)         (2,578)          (1,489)          (4,203)
Provision for loan losses ...................       --              --               --               --
                                              ------------  ---------------  --------------  --------------
Net interest income after provision for loan
 losses .....................................     (136)         (2,578)          (1,489)          (4,203)
NONINTEREST INCOME:
Customer banking fees .......................     (256)(a)      (2,147)(a)       (1,562)(a)       (3,965)
Mortgage banking operations .................       --              --               --               --
Net gain (loss) on sales of assets ..........       --               2                8               10
Other .......................................      (15)(a)         (63)(a)          (85)(a)         (163)
                                              ------------  ---------------  --------------  --------------
 Total noninterest income ...................     (271)         (2,208)          (1,639)          (4,118)
NONINTEREST EXPENSE:
Compensation and benefits ...................     (516)(a)      (2,133)(a)       (1,688)(a)       (4,337)
Other .......................................     (265)(a)      (1,456)(a)       (1,666)(a)       (3,387)
                                              ------------  ---------------  --------------  --------------
 Total noninterest expense ..................     (781)         (3,589)          (3,354)          (7,724)
                                              ------------  ---------------  --------------  --------------
Income (loss) before income taxes and
 minority interest ..........................      374          (1,197)             226             (597)
Income tax (benefit) expense ................       37            (118)              22              (59)(2)
                                              ------------  ---------------  --------------  --------------
Net income (loss) before minority interest  .      337          (1,079)             204             (538)
                                              ------------  ---------------  --------------  --------------
MINORITY INTEREST ...........................       --              --               --               --
                                              ------------  ---------------  --------------  --------------
Net income (loss) ...........................  $   337        $ (1,079)        $    204         $   (538)
                                              ============  ===============  ==============  ==============

- ------------

(a) Represents historical information for the six months ended June 30, 1996 related to the retail banking facilities in Ohio, Michigan and the Northeast. Other noninterest expense includes occupancy, SAIF insurance premiums, marketing, OTS assessments, data processing and telecommunications directly attributable to the Ohio, Michigan and Northeast retail branch operations. Amounts represent historical information from January 1, 1996 through the date of sale.

                        FIRST NATIONWIDE HOLDINGS INC.

        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED JUNE 30, 1996
                                (IN THOUSANDS)

(D) BRANCH SALES (CONTINUED)

(1) Represents increase in interest expense on borrowings to fund the Branch Sales, as follows:

   SALE                    DEPOSITS               PRE-TAX     AMOUNT                            PRO FORMA
   DATE       LOCATION       SOLD       ASSETS     GAIN      BORROWED       RATE      DAYS   INTEREST EXPENSE
   ----       --------     --------     ------    -------    --------       ----      ----   ----------------
 1/19/96   Ohio            1,392,561    20,480    130,664    1,241,417      5.45%(i)   19        $ 3,522
                                                                                                 =======
 1/12/96   New York          416,476     5,997     32,967      377,512      5.45%(i)   12        $   676
 2/23/96   New York          270,046     1,838     17,054      251,154      5.45%(i)   54          2,025
 3/15/96   New York          615,572     8,083     48,975      558,514      5.45%(i)   75          6,255
 3/22/96   New Jersey        501,262     6,396     35,934      458,932      5.45%(i)   82          5,619
 3/22/96   New York          637,045     9,465     41,311      586,269      5.45%(i)   82          7,178
                                                                                                 -------
           Total Northeast                                                                       $21,753
                                                                                                 =======

 6/28/96   Michigan          799,226    15,060     56,411      727,755      5.45%(i)  180        $19,560
                                                                                                 =======

       (i) Rate represents the average rates paid on new borrowings used to finance the Branch Sales during the six months ended June 30, 1996.

(2) Represents amount necessary to adjust historical tax expense to the pro forma computation. Pro forma tax expense for the six months ended June 30, 1996 related to the Branch Sales was computed as follows:

              Federal AMT, reduced, to the extent of 90%, by net
                operating loss carryovers .......................   $(11)
              State taxes, at an assumed rate of 8% .............    (48)
                                                                  -------
                                                                    $(59)
                                                                  =======

                        FIRST NATIONWIDE HOLDINGS INC.

        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED JUNE 30, 1996
                                (IN THOUSANDS)

(E) PRO FORMA ADJUSTMENTS

(1) Represents interest expense as follows:

     $525 million Notes at 10 3/4% per annum (estimated)  ....   $28,219
     $140 million Holdings 9 1/8% Senior Subordinated Notes
       issued January 31, 1996 (expense for one month)  ......     1,065

  A change in the interest rate payable with respect to the Notes of .25% would change interest expense by $656.

(2) Represents the amortization of:

     $18,500 in deferred debt issuance costs over the seven year term of the Notes ............................................. $ 1,321
     $5,600 in deferred debt issuance costs over the seven year term of the Holdings 9 1/8% Senior Subordinated Notes (for one
       month) ........................................................      67

(3) Represents amounts necessary to adjust historical tax expense to the pro forma computation. Pro forma tax expense for the six months ended June 30, 1996 related to the issuance of the Holdings 9 1/8% Senior Subordinated Notes and the Notes was computed as follows:

     Federal AMT, reduced to the extent of 90%, by net
       operating loss carryovers ................................  $  (564)
     State taxes, at an assumed rate of 8% .....................    (2,454)
                                                                   --------
                                                                   $(3,018)
                                                                   ========

(4) Represents dividends on Holdings Preferred Stock (estimated at 10% per annum). A change of .25% in the dividend rate payable with respect to the Holdings Preferred Stock would change dividends by $188.

(5) Management expects the Bank to maintain its "well capitalized" status upon consummation of the Cal Fed Acquisition. Accordingly, First Nationwide may sell certain of its assets or cause Cal Fed to sell certain assets of Cal Fed prior to the consummation of the Cal Fed Acquisition. The assets to be sold may include mortgage-backed securities (such as the MBS Sale), or other assets. To the extent interest-bearing assets of the Bank or Cal Fed are sold, the net income of the Bank would decrease by the amount of the incremental yield on such assets over their related funding cost. Such reductions are not reflected in pro forma net income (loss).

                        FIRST NATIONWIDE HOLDINGS INC.

             PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1995
                                (IN THOUSANDS)

                                                                 SFFED         LMUSA        CAL FED
                                                              ACQUISITION    PURCHASES    ACQUISITION
                                                 HOLDINGS      PRO FORMA     PRO FORMA     PRO FORMA
                                                HISTORICAL     TOTALS(A)     TOTALS(B)     TOTALS(C)
                                              ------------  -------------  -----------  -------------
INTEREST INCOME:
Loans receivable ............................   $  823,864     $230,713       $22,477     $  722,000
Securities ..................................       28,396       10,685            --        124,200
Mortgage-backed securities ..................      212,880       62,403            --        192,600
Other interest income .......................       10,705           --            --        (24,322)
                                              ------------  -------------  -----------  -------------
 Total interest income ......................    1,075,845      303,801        22,477      1,014,478

INTEREST EXPENSE:
Deposits ....................................      447,359      143,797            --        396,200
Borrowings ..................................      287,456       74,587         2,018        245,400

                                              ------------  -------------  -----------  -------------
 Total interest expense .....................      734,815      218,384         2,018        641,600

Net interest income .........................      341,030       85,417        20,459        372,878
Provision for loan losses ...................       37,000       11,094            --         31,800
                                              ------------  -------------  -----------  -------------

Net interest income after provision for loan
 losses .....................................      304,030       74,323        20,459        341,078

NONINTEREST INCOME:
Customer banking fees .......................       47,493        5,291            --         42,100
Mortgage banking operations .................       70,265          860        76,445          3,600
Net gain (loss) on sales of assets ..........          147           --        (1,851)         6,600
Other .......................................       33,068        1,677         2,690          2,400
                                              ------------  -------------  -----------  -------------
 Total noninterest income ...................      150,973        7,828        77,284         54,700

NONINTEREST EXPENSE:
Compensation and benefits ...................      154,288       11,141        19,500         69,408
Other .......................................      178,265       34,896        38,081        158,926

                                              ------------  -------------  -----------  -------------
 Total noninterest expense ..................      332,553       46,037        57,581        228,334
                                              ------------  -------------  -----------  -------------
Income (loss) before income taxes,
 extraordinary item and minority interest  ..      122,450       36,114        40,162        167,444

Income tax (benefit) expense ................      (57,185)       4,890         3,952         22,374
                                              ------------  -------------  -----------  -------------
Income (loss) before extraordinary item and
 minority interest ..........................      179,635       31,224        36,210        145,070

Extraordinary item--gain on early
 extinguishment of FHLB advances, net  ......        1,967           --            --             --
                                              ------------  -------------  -----------  -------------
Net income (loss) before minority interest  .      181,602       31,224        36,210        145,070

MINORITY INTEREST ...........................       34,584           --            --         25,600
                                              ------------  -------------  -----------  -------------
Net income (loss) ...........................      147,018       31,224        36,210        119,470

Holdings Preferred Stock dividends ..........           --           --            --             --
                                              ------------  -------------  -----------  -------------
Net income (loss) available to common
 stockholders ...............................   $  147,018     $ 31,224       $36,210     $  119,470
                                              ============  =============  ===========  =============






                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                BRANCH SALES
                                                 PRO FORMA       PRO FORMA       PRO FORMA
                                                 TOTALS(D)     ADJUSTMENTS(E)    COMBINED
                                              --------------  --------------  -------------
INTEREST INCOME:
Loans receivable ............................    $    (623)       $     --      $1,798,431
Securities ..................................           --              --         163,281
Mortgage-backed securities ..................           --              --         467,883
Other interest income .......................           --              --         (13,617)
                                              --------------  --------------  -------------
 Total interest income ......................         (623)             --       2,415,978

INTEREST EXPENSE:
Deposits ....................................     (211,530)             --         775,826
Borrowings ..................................      280,671          56,438 (1)     959,345
                                                                    12,775 (1)
                                              --------------  --------------  -------------
 Total interest expense .....................       69,141          69,213       1,735,171

Net interest income .........................      (69,764)        (69,213)        680,807
Provision for loan losses ...................           --                          79,894
                                              --------------  --------------  -------------

Net interest income after provision for loan
 losses .....................................      (69,764)        (69,213)        600,913

NONINTEREST INCOME:
Customer banking fees .......................      (22,228)             --          72,656
Mortgage banking operations .................           --              --         151,170
Net gain (loss) on sales of assets ..........           --              --           4,896
Other .......................................         (789)             --          39,046
                                              --------------  --------------  -------------
 Total noninterest income ...................      (23,017)             --         267,768

NONINTEREST EXPENSE:
Compensation and benefits ...................      (19,476)                        234,861
Other .......................................      (25,823)          2,643 (2)     387,788
                                                                       800 (2)
                                              --------------  --------------  -------------
 Total noninterest expense ..................      (45,299)          3,443         622,649
                                              --------------  --------------  -------------
Income (loss) before income taxes,
 extraordinary item and minority interest  ..      (47,482)        (72,656)        246,032
Income tax (benefit) expense ................       (4,671)         (7,149)(3)     (37,789)
                                              --------------  --------------  -------------
Income (loss) before extraordinary item and
 minority interest ..........................      (42,811)        (65,507)        283,821

Extraordinary item--gain on early
 extinguishment of FHLB advances, net  ......           --              --           1,967
                                              --------------  --------------  -------------
Net income (loss) before minority interest  .      (42,811)        (65,507)        285,788

MINORITY INTEREST ...........................           --              --          60,184
                                              --------------  --------------  -------------
Net income (loss) ...........................      (42,811)        (65,507)        225,604 (4)

Holdings Preferred Stock dividends ..........           --          15,000 (5)      15,000
                                              --------------  --------------  -------------
Net income (loss) available to common
 stockholders ...............................    $ (42,811)       $(80,507)     $  210,604
                                              ==============  ==============  =============

- ------------
   (A) See note (A) on page P-18.
   (B) See note (B) on page P-22.
   (C) See note (C) on page P-24.
   (D) See note (D) on page P-27.
   (E) See note (E) on page P-29.

                        FIRST NATIONWIDE HOLDINGS INC.

        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1995
                                (IN THOUSANDS)

(A) SFFED ACQUISITION

                                                                                               SFFED
                                                                                            ACQUISITION
                                                             VALUATION       PRO FORMA       PRO FORMA
                                              HISTORICAL   ADJUSTMENTS(A)  ADJUSTMENTS(B)     TOTALS
                                            ------------  --------------  --------------  -------------
INTEREST INCOME:
Loans receivable ..........................    $215,147      $  15,566 (1)   $    --         $ 230,713
Securities ................................      10,685             --            --            10,685
Mortgage-backed securities ................      60,024          2,379 (1)        --            62,403
Other interest income .....................          --             --            --                --
                                            ------------  --------------  --------------  -------------
 Total interest income ....................     285,856         17,945            --           303,801
INTEREST EXPENSE:
Deposits ..................................     135,299          8,498 (1)        --           143,797
Borrowings ................................      71,543          3,044 (1)        --            74,587
                                            ------------  --------------  --------------  -------------
 Total interest expense ...................     206,842         11,542            --           218,384
                                            ------------  --------------  --------------  -------------
Net interest income .......................      79,014          6,403            --            85,417
Provision for loan losses .................      11,094             --            --            11,094
                                            ------------  --------------  --------------  -------------
Net interest income after provision for
 loan losses ..............................      67,920          6,403            --            74,323
NONINTEREST INCOME:
Customer banking fees .....................       5,291             --            --             5,291
Mortgage banking operations ...............       5,255         (4,395)(1)        --               860
Net gain (loss) on sales of assets  .......          --             --            --                --
Other .....................................       1,677             --            --             1,677
                                            ------------  --------------  --------------  -------------
 Total noninterest income .................      12,223         (4,395)           --             7,828
NONINTEREST EXPENSE:
Compensation and benefits .................      35,518             --       (24,377)(3)        11,141
Other .....................................      43,257         12,905 (2)   (21,266)(4)        34,896
                                            ------------  --------------  --------------  -------------
 Total noninterest expense ................      78,775         12,905       (45,643)           46,037
                                            ------------  --------------  --------------  -------------
Income (loss) before income taxes,
 extraordinary item and minority interest         1,368        (10,897)       45,643            36,114
Income tax (benefit) expense ..............       1,568             --         3,322 (5)         4,890
                                            ------------  --------------  --------------  -------------
Income (loss) before extraordinary item
 and minority interest ....................        (200)       (10,897)       42,321            31,224
Extraordinary item--gain on early
 extinguishment of FHLB advances, net  ....          --             --            --                --
                                            ------------  --------------  --------------  -------------
Net income (loss) before minority interest         (200)       (10,897)       42,321            31,224
MINORITY INTEREST .........................          --             --            --                --
                                            ------------  --------------  --------------  -------------
Net income (loss) .........................    $   (200)     $ (10,897)      $42,321         $  31,224
                                            ============  ==============  ==============  =============

- ------------

   (a) Represents adjustments to reflect (i) the amortization or accretion of fair value adjustments and (ii) the elimination of amortization of historical goodwill.

   (b) Represents adjustments to reflect (i) the elimination of certain noninterest expense due to consolidation of SFFed operations with First Nationwide, (ii) the elimination of certain historical noninterest expense recorded by SFFed as a result of the acquisition by First Nationwide and (iii) income taxes relative to the SFFed Acquisition.

                        FIRST NATIONWIDE HOLDINGS INC.

        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1995
                            (DOLLARS IN THOUSANDS)

(A) SFFED ACQUISITION (CONTINUED)

(1) Represents amortization or accretion of fair value adjustments as follows:

                                            IMPACT ON INCOME
                                          BEFORE INCOME TAXES,
                                         EXTRAORDINARY ITEM AND
                                           MINORITY INTEREST
                                          INCREASE/(DECREASE)
                                        ----------------------
            Loans receivable, net  ....         $15,566
            Mortgage-backed securities            2,379
            Deposits ..................          (8,498)
            Borrowings ................          (3,044)
            Mortgage servicing rights            (4,395)
                                        ======================

(2) Represents adjustments consisting of the following:

                                                           IMPACT ON INCOME
                                                         BEFORE INCOME TAXES,
                                                        EXTRAORDINARY ITEM AND
                                                          MINORITY INTEREST
                                                         INCREASE/(DECREASE)
                                                       ----------------------
            Amortization of goodwill .................         $(13,574)
            Elimination of amortization of SFFed's
             historical goodwill .....................              669
                                                       ----------------------
                                                               $(12,905)
                                                       ======================

(3) Represents adjustments to noninterest expense relating to the consolidation of SFFed's operations into those of Holdings and the elimination of nonrecurring historical expenses related to the SFFed
    Acquisition:

    Decrease in compensation and benefits due to the reduction in headcount from 620 at January 1, 1995 to approximately 260 after the consummation of the SFFed Acquisition. Substantially
     all retained employees represent retail branch personnel  ....   $19,037

    Elimination of certain accruals recorded by SFFed related to the acquisition by Holdings:
       Payments under employment contracts ........................     2,080
       Accruals for benefit plans frozen by First Nationwide ......     3,260
                                                                     ---------
                                                                      $24,377
                                                                     =========

(4) Represents adjustments to other noninterest expense relating to the consolidation of SFFed's operations into those of Holdings and the elimination of nonrecurring historical expenses of SFFed. Substantially all of SFFed's operations have been consolidated into the existing operations of Holdings, resulting in a reduction in headcount of approximately 58% with the remaining personnel primarily consisting of retail branch personnel. In addition, ten retail branches have been closed.

                        FIRST NATIONWIDE HOLDINGS INC.

        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1995
                            (DOLLARS IN THOUSANDS)

(A) SFFED ACQUISITION (CONTINUED)

                                                      SFFED        COST OF      ADJUSTMENT-
                                                    HISTORICAL     ONGOING        EXPENSE
                                                      COSTS       OPERATIONS     REDUCTION
                                                   ------------  ------------  -------------
Expense decreases due to consolidation:
  Mortgage banking operations:
   Occupancy expenses, including insurance .......    $ 1,329       $   588        $   741
   Travel, automobile and employee dues ..........        282            67            215
   Telecommunications, postage and supplies ......        900           214            686
   Other, net ....................................      1,047           460            587
                                                   ------------  ------------  -------------
    Subtotal mortgage banking operations .........    $ 3,558       $ 1,329        $ 2,229
                                                   ============  ============  =============
 Retail Banking operations --reductions due to
  consolidation of ten retail branches and
  retail operations center:
   Occupancy expenses, including insurance .......    $11,220       $ 3,405        $ 7,815
   SAIF assessment reduction based on lower
    historical assessment rate for First
    Nationwide  ..................................      6,811         6,011            800
   Travel, automobile and employee dues ..........        410            60            350
   Telecommunications and data processing ........      1,766           364          1,402
   Postage and messenger costs ...................        666           473            193
   Other costs, net ..............................        216           108            108
                                                   ------------  ------------  -------------
    Subtotal retail banking operations ...........    $21,089       $10,421        $10,668
                                                   ============  ============  =============
 Overhead areas, including executive offices,
  legal, human resources, information services,
  accounting, and strategic planning areas:
   Occupancy costs ...............................    $ 1,316       $    --        $ 1,316
   Data processing costs .........................      2,848         1,000          1,848
   Marketing and advertising expenses ............      2,094           500          1,594
   Other overhead costs ..........................      8,072         8,072             --
                                                   ------------  ------------  -------------
    Subtotal overhead areas ......................    $14,330       $ 9,572        $ 4,758
                                                   ============  ============  =============
     Total decreases due to consolidation ........    $38,977       $21,322        $17,655
Elimination of certain nonrecurring expense
 recorded by SFFed related to the acquisition by
 First Nationwide:
   Data processing termination fees ..............        875            --            875
   Investment banker fees related to the SFFed
    Acquisition  .................................      2,311            --          2,311
   Legal fees related to the SFFed Acquisition ...        425            --            425
                                                   ------------  ------------  -------------
     Total expense reduction .....................    $42,588(i)    $21,322        $21,266
                                                   ============  ============  =============

- ------------

   (i) Balance represents total historical noninterest expense of $43,257 less historical amortization of goodwill already adjusted in note 2 on page P-19.

                        FIRST NATIONWIDE HOLDINGS INC.

        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1995
                            (DOLLARS IN THOUSANDS)

(A) SFFED ACQUISITION (CONTINUED)

(5) Represents amount necessary to adjust historical tax expense to the pro forma computation. Pro forma tax expense for the year ended December 31, 1995 related to the SFFed Acquisition was computed as follows:

Income before taxes .............................................   $36,114
Add back: permanent differences--amortization of goodwill  ......    13,574
                                                                  ---------
Taxable income ..................................................   $49,688
                                                                  =========

Federal AMT, reduced, to the extent of 90%, by net operating
 loss carryovers ................................................   $   915
State taxes, at an assumed rate of 8% ...........................     3,975
                                                                  ---------
                                                                    $ 4,890
                                                                  =========

                        FIRST NATIONWIDE HOLDINGS INC.

        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1995
                                (IN THOUSANDS)

(B) LMUSA PURCHASES

                                                                               PRO FORMA     LMUSA PURCHASES
                                              HISTORICAL(A)  ADJUSTMENTS(B)  ADJUSTMENTS(C)  PRO FORMA TOTALS
                                              -------------  --------------  --------------  ----------------
INTEREST INCOME:
Loans receivable ............................    $  22,477     $     --        $     --         $    22,477
Securities ..................................           --           --              --                  --
Mortgage-backed securities ..................           --           --              --                  --
Other interest income .......................           --           --              --                  --
                                              -------------  --------------  --------------  ----------------
  Total interest income .....................       22,477           --              --              22,477
INTEREST EXPENSE:
Deposits ....................................           --           --              --                  --
Borrowings ..................................       38,358           --         (36,340)(2)           2,018
                                              -------------  --------------  --------------  ----------------
  Total interest expense ....................       38,358           --         (36,340)              2,018
                                              -------------  --------------  --------------  ----------------
Net interest income .........................      (15,881)          --          36,340              20,459
Provision for loan losses ...................           --           --              --                  --
                                              -------------  --------------  --------------  ----------------
Net interest income after provision for loan
 losses .....................................      (15,881)          --          36,340              20,459
NONINTEREST INCOME:
Customer banking fees .......................           --           --              --                  --
Mortgage banking operations .................       77,887       (1,442)(1)          --              76,445
Net gain (loss) on sales of assets ..........       (1,851)          --              --              (1,851)
Other .......................................        2,690           --              --               2,690
                                              -------------  --------------  --------------  ----------------
  Total noninterest income ..................       78,726       (1,442)             --              77,284
NONINTEREST EXPENSE:
Compensation and benefits ...................       38,426           --         (18,926)(3)          19,500
Other .......................................      300,091           --        (262,010)(4)          38,081
                                              -------------  --------------  --------------  ----------------
Total noninterest income ....................      338,517           --        (280,936)             57,581
                                              -------------  --------------  --------------  ----------------
Income (loss) before income taxes,
 extraordinary item and minority interest  ..     (275,672)      (1,442)        317,276              40,162
Income tax (benefit) expense ................           --           --           3,952 (5)           3,952
                                              -------------  --------------  --------------  ----------------
Income (loss) before extraordinary item and
 minority interest ..........................     (275,672)      (1,442)        313,324              36,210
Extraordinary item--gain on early
 extinguishment of FHLB advances, net  ......           --           --              --                  --
                                              -------------  --------------  --------------  ----------------
Net income (loss) before minority interest  .     (275,672)      (1,442)        313,324              36,210
MINORITY INTEREST ...........................           --           --              --                  --
                                              -------------  --------------  --------------  ----------------
Net income (loss) ...........................    $(275,672)    $ (1,442)       $313,324         $    36,210
                                              =============  ==============  ==============  ================

- ------------

(a) The LMUSA 1995 Purchase was consummated on October 2, 1995. Accordingly, historical financial data relating to operations acquired in the LMUSA 1995 Purchase is presented for the nine months ended September 30, 1995 (unaudited). Historical financial data relating to operations acquired in the LMUSA 1996 Purchase is presented for the year ended December 31, 1995 (unaudited). Historical financial statements were not available; accordingly, historical data presented reflects best estimates of management.

(b) Represents adjustments to reflect (i) the amortization of the fair value of mortgage servicing rights and (ii) the elimination of amortization of historical mortgage servicing rights.

(c) Represents adjustments to reflect (i) the decrease in interest expense resulting from the transfer of custodial accounts acquired to First Nationwide, (ii) decreases in compensation and benefits expense due to reduction in staffing, (iii) elimination of certain other noninterest expense due to consolidation with Holdings' existing mortgage banking operations, and (iv) income taxes relative to the LMUSA Purchases.

                        FIRST NATIONWIDE HOLDINGS INC.

        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1995
                                (IN THOUSANDS)

 (B) LMUSA PURCHASES (CONTINUED)

 (1) Represents the difference between the amortization of pro forma recorded balance of mortgage servicing rights and the historical amortization of mortgage servicing rights as follows:

                              IMPACT ON INCOME BEFORE
                            INCOME TAXES, EXTRAORDINARY
                            ITEM AND MINORITY INTEREST
                                INCREASE (DECREASE)
                            ---------------------------
Pro forma amortization  ...           $(48,941)
Historical amortization(i)              47,499
                                      ---------
                                      $ (1,442)
                                      =========

         (i) Represents elimination of amortization of mortgage servicing rights of $47,499 included in LMUSA's historical consolidated statement of operations for the year ended December 31, 1995.

 (2) Represents a decrease in interest expense resulting from a reduction in funding costs due to the transfer of custodial accounts acquired to the Bank.

 (3) Represents the adjustment necessary to reduce compensation and benefits expense to the level necessary for the incremental number
     (approximately 650) of LMUSA employees retained by Holdings as a result of the LMUSA Purchases, with average annual compensation and benefits per employee of $30.

 (4) Represents the impact on other noninterest expense of (i) the elimination of historical amounts related to LMUSA operations not included in the LMUSA Purchases and (ii) the consolidation of the LMUSA Purchases into the Bank's existing mortgage banking operations, as follows:

                                                                                DECREASE IN
                                                     LMUSA                         OTHER
                                                   HISTORICAL     ESTIMATED     NONINTEREST
                                                     COSTS      FUTURE COSTS      EXPENSE
                                                 ------------  -------------  -------------
  Components of historical noninterest expense:
   Interest rate swap agreements ...............   $  6,615    $    -- (ii)     $  (6,615)
   Facilities charge-offs ......................     38,559         -- (ii)       (38,559)
   Facilities depreciation .....................      1,797         -- (ii)        (1,797)
   Provision for losses on assets held for sale     180,255         -- (ii)      (180,255)
   Reorganization items ........................     16,892         -- (ii)       (16,892)
   Data processing, document storage,
    administrative services and management
    fees .......................................     20,896      3,004 (iii)      (17,892)
   Other miscellaneous costs ...................     35,077     35,077                 --
                                                 ------------  -------------  -------------
                                                   $300,091    $38,081          $(262,010)
                                                 ============  =============  =============







         (ii) Represents historical amounts related to operations not included in the LMUSA Purchases.

        (iii) Represents amounts necessary to replace these services based on Holdings' historical annual cost per loan based on the average number of loans serviced.

 (5) Represents amount necessary to adjust historical tax expense to the pro forma computation. Pro forma tax expense for the year ended December 31, 1995 related to the LMUSA Purchases was computed as follows:

     Federal AMT, reduced, to the extent of 90%, by net
       operating loss carryovers ................................ $   739
     State taxes, at an assumed rate of 8% ......................   3,213
                                                                  -------
                                                                  $ 3,952
                                                                  =======

                        FIRST NATIONWIDE HOLDINGS INC.

        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1995
                                (IN THOUSANDS)

 (C) CAL FED ACQUISITION

                                                                                                CAL FED
                                                                                              ACQUISITION
                                               CAL FED        VALUATION        PRO FORMA       PRO FORMA
                                              HISTORICAL   ADJUSTMENTS (A)  ADJUSTMENTS (B)     TOTALS
                                             ------------  ---------------  ---------------  -------------
INTEREST INCOME:
Loans receivable ...........................  $  706,900    $  15,100 (1)     $     --        $  722,000
Securities .................................     124,200           --               --           124,200
Mortgage-backed securities .................     164,000       28,600 (1)           --           192,600
Other interest income ......................      12,900           --          (37,222)(3)       (24,322)
                                             ------------  ---------------  ---------------  -------------
 Total interest income .....................   1,008,000       43,700          (37,222)        1,014,478
INTEREST EXPENSE:
Deposits ...................................     441,600      (45,400)(1)           --           396,200
Borrowings .................................     254,500       (9,100)(1)           --           245,400
                                             ------------  ---------------  ---------------  -------------
 Total interest expense ....................     696,100      (54,500)              --           641,600
                                             ------------  ---------------  ---------------  -------------
Net interest income ........................     311,900       98,200          (37,222)          372,878
Provision for loan losses ..................      31,800           --               --            31,800
                                             ------------  ---------------  ---------------  -------------
Net interest income after provision for
 loan losses ...............................     280,100       98,200          (37,222)          341,078
NONINTEREST INCOME:
Customer banking fees ......................      42,100           --               --            42,100
Mortgage banking operations ................      12,400       (8,800)(1)           --             3,600
Net gain (loss) on sales of assets  ........       6,600           --               --             6,600
Other ......................................       2,400           --               --             2,400
                                             ------------  ---------------  ---------------  -------------
 Total noninterest income ..................      63,500       (8,800)              --            54,700
NONINTEREST EXPENSE:
Compensation and benefits ..................      97,100           --          (27,692)(4)        69,408
Other ......................................     152,800       56,454 (2)      (50,328)(4)       158,926
                                             ------------  ---------------  ---------------  -------------
 Total noninterest expense .................     249,900       56,454          (78,020)          228,334
                                             ------------  ---------------  ---------------  -------------
Income (loss) before income taxes,
 extraordinary item and minority interest  .      93,700       32,946           40,798           167,444
Income tax (benefit) expense ...............         100           --           22,274 (5)        22,374
                                             ------------  ---------------  ---------------  -------------
Income (loss) before extraordinary item and
 minority interest .........................      93,600       32,946           18,524           145,070
Extraordinary item--gain on early
 extinguishment of FHLB advances, net  .....          --           --               --                --
                                             ------------  ---------------  ---------------  -------------
Net income (loss) before minority interest        93,600       32,946           18,524           145,070
MINORITY INTEREST ..........................      25,600           --               --            25,600
                                             ------------  ---------------  ---------------  -------------
Net income (loss) ..........................  $   68,000    $  32,946         $ 18,524        $  119,470
                                             ============  ===============  ===============  =============

- ------------

(a) Represents adjustments to reflect (i) the amortization or accretion of fair value adjustments and (ii) the elimination of amortization of Cal Fed's historical intangible assets.

(b) Represents adjustments to reflect (i) the reduction in interest income relative to the loss in yield on the purchase price of the Cal Fed Acquisition funded with existing cash, (ii) the elimination of certain noninterest expense due to consolidation of Cal Fed operations with Holdings' and (iii) income taxes relative to the Cal Fed Acquisition.

                        FIRST NATIONWIDE HOLDINGS INC.

        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1995
                                (IN THOUSANDS)

(C) CAL FED ACQUISITION (CONTINUED)

(1) Represents amortization or accretion of fair value adjustments as follows:

                                          IMPACT ON INCOME
                                        BEFORE INCOME TAXES,
                                         EXTRAORDINARY ITEM
                                        AND MINORITY INTEREST
                                         INCREASE/(DECREASE)
                                        ---------------------
            Loans receivable, net  ....        $15,100
            Mortgage-backed securities          28,600
            Deposits ..................         45,400
            Borrowings ................          9,100
            Mortgage servicing rights           (8,800)
                                               =======

(2) Represents adjustments consisting of the following:

                                                                             IMPACT ON INCOME
                                                                           BEFORE INCOME TAXES,
                                                                            EXTRAORDINARY ITEM
                                                                           AND MINORITY INTEREST
                                                                            INCREASE/(DECREASE)
                                                                          ---------------------
Amortization of fair value adjustment--amortization of goodwill  .......         $(59,930)
Elimination of amortization of Cal Fed's historical intangible assets ..            3,476
                                                                          ---------------------
                                                                                 $(56,454)
                                                                          =====================

(3) Represents the reduction in interest income relative to the loss in yield on the purchase price of the Cal Fed Acquisition funded with existing cash.

(4) Represents adjustments to other noninterest expense relating to the consolidation of Cal Fed's operations into those of Holdings. A substantial portion of Cal Fed's operations will be consolidated into the existing operations of Holdings, resulting in a reduction in headcount of 850, or approximately 35%, across all business areas. In addition, seven retail branches and two administrative offices will be closed. Expected savings from such consolidation include compensation, occupancy, travel, telecommunications, data processing and marketing expenses. The expense reduction for the year ended December 31, 1995 represents a 32% reduction over historical levels based on management's current transition plan:

                        FIRST NATIONWIDE HOLDINGS INC.

        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1995
                                (IN THOUSANDS)

(C) CAL FED ACQUISITION (CONTINUED)

                                     CAL FED       COST OF      ADJUSTMENT-
                                   HISTORICAL      ONGOING        EXPENSE
BUSINESS AREA:                        COSTS       OPERATIONS     REDUCTION
- --------------                     ----------     ----------    -----------
Compensation:
 Retail Banking ................    $ 50,284       $ 50,913      $   (629)
 Information Technology ........         625          1,428          (803)
 Commercial Real Estate ........       8,248          1,851         6,397
 Mortgage Banking ..............      18,426         12,545         5,881
 Legal .........................       1,930            880         1,050
 Finance .......................       6,412            875         5,537
 Internal Audit ................       1,383            212         1,171
 Executive and Other ...........       5,932              0         5,932
 Human Resources ...............       2,818            300         2,518
 Corporate Services ............       1,071            433           638
                                 -------------  ------------  -------------
                                      97,129         69,437        27,692
Occupancy & Other Expense:
 Retail Banking ................      12,166         27,555       (15,389)
 Information Technology ........      30,048          8,549        21,499
 Commercial Real Estate ........       3,739            379         3,360
 Mortgage Banking ..............       7,055          4,788         2,267
 Legal .........................       3,364          7,420        (4,056)
 Finance .......................       7,819            481         7,338
 Internal Audit ................         560              0           560
 Executive and Other ...........       6,193              0         6,193
 Human Resources ...............       3,574              0         3,574
 Corporate Services ............      48,782         23,800        24,982
                                 -------------  ------------  -------------
                                     123,300         72,972        50,328

SAIF Deposit Insurance Premium        25,996         25,996             0
                                 -------------  ------------  -------------
 Total Noninterest Expense  ....    $246,425(i)    $168,405      $ 78,020
                                 =============  ============  =============

(i) Balance represents total historical noninterest expense of $249,900 less historical amortization of intangible assets already adjusted in note 2 on page P-25.

(5) Represents amount necessary to adjust historical tax expense to the pro forma computation. Pro forma tax expense for the year ended December 31, 1995 related to the Cal Fed Acquisition was computed as follows:

Income before taxes .............................................   $167,444
Add back: permanent differences--amortization of goodwill  ......     59,930
                                                                  ----------
Taxable income ..................................................   $227,374
                                                                  ==========

Federal AMT, reduced, to the extent of 90%, by net operating
 loss carryovers ................................................   $  4,184
State taxes, at an assumed rate of 8% ...........................     18,190
                                                                  ----------
                                                                    $ 22,374
                                                                  ==========

                        FIRST NATIONWIDE HOLDINGS INC.

        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1995
                                (IN THOUSANDS)

(D) BRANCH SALES

                                                                                          BRANCH SALES
                                          OHIO SALE      MICHIGAN SALE   NORTHEAST SALE    PRO FORMA
                                          PRO FORMA        PRO FORMA       PRO FORMA         TOTALS
                                         ------------   ---------------  --------------  --------------
INTEREST INCOME:
Loans receivable ....................... $    (119)(a)    $    (64)(a)     $   (440)(a)    $    (623)
Securities .............................        --              --               --               --
Mortgage-backed securities .............        --              --               --               --
Other interest income ..................        --              --               --               --
                                         -------------  ---------------  --------------  --------------
 Total interest income .................      (119)            (64)            (440)            (623)
INTEREST EXPENSE:
Deposits ...............................   (65,588)(a)     (32,677)(a)     (113,265)(a)     (211,530)
Borrowings .............................    86,565 (1)      45,869 (1)      148,237 (1)      280,671 (1)
                                         -------------  ---------------  --------------  --------------
 Total interest expense ................    20,977          13,192           34,972           69,141
                                         -------------  ---------------  --------------  --------------
Net interest income ....................   (21,096)        (13,256)         (35,412)         (69,764)
Provision for loan losses ..............        --              --               --               --
                                         -------------  ---------------  --------------  --------------
Net interest income after provision for
 loan losses ...........................   (21,096)        (13,256)         (35,412)         (69,764)
NONINTEREST INCOME:
Customer banking fees ..................    (7,076)(a)      (5,673)(a)       (9,479)(a)      (22,228)
Mortgage banking operations ............        --              --               --               --
Net gain (loss) on sales of assets  ....        --              --               --               --
Other ..................................      (240)(a)        (139)(a)         (410)(a)         (789)
                                         -------------  ---------------  --------------  --------------
 Total noninterest income ..............    (7,316)         (5,812)          (9,889)         (23,017)
NONINTEREST EXPENSE:
Compensation and benefits ..............    (6,771)(a)      (4,154)(a)       (8,551)(a)      (19,476)
Other ..................................    (7,436)(a)      (4,348)(a)      (14,039)(a)      (25,823)
                                         -------------  ---------------  --------------  --------------
 Total noninterest expense .............   (14,207)         (8,502)         (22,590)         (45,299)
                                         -------------  ---------------  --------------  --------------
Income (loss) before income taxes,
 extraordinary item and minority
 interest ..............................   (14,205)        (10,566)         (22,711)         (47,482)
Income tax (benefit) expense ...........    (1,397)         (1,039)          (2,235)          (4,671)(2)
                                         -------------  ---------------  --------------  --------------
Income (loss) before extraordinary item
 and minority interest .................   (12,808)         (9,527)         (20,476)         (42,811)
Extraordinary item-gain on early
 extinguishment of FHLB advances, net  .        --              --               --               --
                                         -------------  ---------------  --------------  --------------
Net income (loss) before minority
 interest ..............................   (12,808)         (9,527)         (20,476)         (42,811)
MINORITY INTEREST ......................        --              --               --               --
                                         -------------  ---------------  --------------  --------------
Net income (loss) ...................... $ (12,808)       $ (9,527)        $(20,476)       $ (42,811)
                                         =============  ===============  ==============  ==============

- ------------

(a) Represents historical information related to the retail banking facilities in Ohio, Michigan and the Northeast. Other noninterest expense includes occupancy, SAIF insurance premiums, marketing, OTS assessments, data processing and telecommunications directly attributable to the Ohio, Michigan and Northeast retail branch operations.

                        FIRST NATIONWIDE HOLDINGS INC.

        NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1995
                            (DOLLARS IN THOUSANDS)

(D) BRANCH SALES (CONTINUED)

(1) Represents increase in interest expense on borrowings to fund the Branch Sales, as follows:

     FUNDING                                            ADDITIONAL                 INTEREST
     SOURCE                     PERIOD                  BORROWINGS      RATE       EXPENSE
- ---------------  -----------------------------------  ------------  -----------  ----------
FHLB Advances     January 1, 1995 - December 31, 1995   $2,000,000    7.72%(i)    $154,400
Reverse Repos     January 1, 1995 - December 31, 1995    2,132,967    5.92%(ii)    126,271
                                                      ------------               ----------
                                                        $4,132,967                $280,671
                                                      ============               ==========

The sales are assumed to be funded by a combination of a one-year FHLB advance of $2 billion and reverse repurchase agreements, as these instruments most closely meet the Bank's current interest rate risk management objectives in conjunction with the borrowing capacities for the respective debt instruments. Additional pro forma borrowings are computed as follows:

                                                 OHIO       MICHIGAN    NORTHEAST       TOTAL
                                             ------------  ----------  ------------  ------------
Deposit totals at January 1, 1995 ..........  $1,431,872    $749,788    $2,369,728    $4,551,388
Less:
 Carrying value of office premises and
  equipment ................................       8,591       6,510        13,397        28,498
 Carrying value of loans receivable  .......       2,836       3,333         6,353        12,522
 Carrying value of cash and cash
  equivalents ..............................       9,395       3,830         8,150        21,375
 Gain on sale (iii) ........................     131,233      52,510       172,283       356,026
                                             ------------  ----------  ------------  ------------
Additional pro forma borrowings ............  $1,279,817    $683,605    $2,169,545    $4,132,967
                                             ============  ==========  ============  ============

(i)     Represents rate for a one-year fixed rate FHLB advance as of January
        1, 1995.

(ii)    Represents average reverse repurchase rate for 1995.

(iii)   Represents pro forma gain on Branch Sales, computed as follows:

                                       OHIO       MICHIGAN    NORTHEAST       TOTAL
                                   ------------  ----------  ------------  ------------
Deposit totals at January 1, 1995   $1,431,872    $749,788    $2,369,728    $4,551,388
Premium percentage per contract  .        9.10%       7.18%         7.30%         7.85%
                                   ------------  ----------  ------------  ------------
 Total pro forma premium .........     130,300      53,835       172,990       357,125
 Adjustment of intangibles
  related to deposits sold .......         933      (1,325)         (707)       (1,099)
                                   ------------  ----------  ------------  ------------
 Gain on sale of deposits (a)  ...  $  131,233    $ 52,510    $  172,283    $  356,026
                                   ============  ==========  ============  ============

  (a) The remaining assets and liabilities will be sold at their respective carrying values, resulting in no gain or loss.

(2) Represents amount necessary to adjust historical tax expense to the pro forma computation. Pro forma tax expense for the year ended December 31, 1995 related to the Branch Sales was computed as follows:

Federal AMT, reduced, to the extent of 90%, by net
 operating loss carryovers ........................  $  (873)
State taxes, at an assumed rate of 8% .............   (3,798)
                                                    ---------
                                                     $(4,671)
                                                    =========

                         FIRST NATIONWIDE HOLDINGS INC.

         NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995
                             (DOLLARS IN THOUSANDS)

(E) PRO FORMA ADJUSTMENTS

(1) Represents interest expense as follows:

      $525 million Notes at 10 3/4% per annum (estimated) ..........   $56,438
      $140 million Holdings 9 1/8% Senior Subordinated  Notes ......    12,775

    A change in the interest rate payable with respect to the Notes of .25% would change interest expense by $1,313.

(2) Represents the amortization of:

      $18,500 in deferred debt issuance costs over the seven year
        term of the Notes ..........................................   $2,643
      $5,600 in deferred debt issuance costs over the seven year
        term of the Holdings 9 1/8% Senior Subordinated Notes ......      800

(3) Represents amounts necessary to adjust historical tax expense to the pro forma computation. Pro forma tax expense for the year ended December 31, 1995 related to the issuance of the Holdings 9 1/8% Senior Subordinated Notes and the Notes was computed as follows:

         Federal AMT, reduced to the extent of 90%, by net
           operating loss carryovers .............................   $(1,337)
         State taxes, at an assumed rate of 8% ...................    (5,812)
                                                                   ----------
                                                                     $(7,149)
                                                                   ==========

(4) Management expects the Bank to maintain its "well capitalized" status upon consummation of the Cal Fed Acquisition. Accordingly, First Nationwide may sell certain of its assets or cause Cal Fed to sell certain assets of Cal Fed prior to the consummation of the Cal Fed Acquisition. The assets to be sold may include mortgage-backed securities (such as the MBS Sale), or other assets. To the extent interest-bearing assets of the Bank or Cal Fed are sold, the net income of the Bank would decrease by the amount of the incremental yield on such assets over their related funding cost. Such reductions are not reflected in pro forma net income (loss).

(5) Represents dividends on Holdings Preferred Stock (estimated at 10% per annum). A change of .25% in the dividend rate payable with respect to the Holdings Preferred Stock would change dividends by $375.